                                                  EXHIBIT 99(b)
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                                                  (1 of 9 )


                             TENDER AGREEMENT

          TENDER AGREEMENT, dated as of September 19, 1995, among
MCI COMMUNICATIONS CORPORATION, a Delaware corporation(the
"Parent"), 3183581 CANADA INC., a corporation incorporated under the Canada Business Corporations Act (the "CBCA") and an indirect, wholly owned subsidiary of the Parent (the
"Purchaser"), and WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership the "Seller").

      RECITALS

     Concurrently herewith, the Parent, the Purchaser and SHL SYSTEMHOUSE INC., a corporation incorporated under the CBCA (the "Company"), are entering into an Acquisition Agreement dated the date hereof (the "Acquisition Agreement"; terms used herein but not otherwise defined herein shall have the meanings set forth in the Acquisition Agreement), pursuant to which the Purchaser has agreed to make an offer (the "Offer") to purchase all of the Company's outstanding shares of common stock, without nominal or par value (collectively the "Company Common Stock"), at a price of U.S.$13 per share, subject to the terms and conditions set forth in the Acquisition Agreement. In the event that the Purchaser agrees to increase the per share amount to be offered pursuant to the Offer, references herein to the Offer shall be deemed to refer to the Offer contemplated by the Acquisition Agreement at such increased price. In the event that the Purchaser purchases shares of Company Common Stock pursuant to the Offer, it intends to acquire the remainder of such shares pursuant to the provisions of Section 206 of the CBCA, a statutory arrangement, amalgamation or other transaction (the "Transaction") for consideration identical to that offered under the Offer.

          As of the date hereof, the Seller beneficially owns directly 8,865,705 shares of Company Common Stock (the "Existing Shares" and, together with any shares of Company Common Stock acquired after the date hereof and prior to the termination hereof, whether upon the exercise of options, conversion of convertible securities or otherwise, the "Shares").

          As a condition to their willingness to enter into the Acquisition Agreement and make the Offer, the Parent and the Purchaser have required that the Seller agree, and the Seller has agreed, to tender the Shares in the Offer and grant a proxy to vote all of the Shares owned by the Seller on the terms and conditions provided for herein.




                                                  EXHIBIT 99(b)
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AGREEMENT

          To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

           1. Agreement to Tender and Vote; Proxy. (a) Tender. The Seller hereby agrees to validly tender pursuant to the Offer all Shares and not withdraw any such Shares, except to the extent that the tender of Shares (except with respect to Shares acquired after the date hereof) pursuant to the Offer would subject any profit realized on the transaction by the Seller to recovery by the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) Voting. The Seller hereby agrees that, from the date hereof until the Expiration Date (as defined below), at any meeting of the stockholders of the Company, however called, or in any written consent in lieu thereof, the Seller shall vote (or cause to be voted) the Shares (i) in favor of the execution and delivery by the Company of the Acquisition Agreement and this Agreement and the approval of the terms thereof and each of the other actions contemplated by the Acquisition Agreement and this Agreement; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Acquisition Agreement or this Agreement; and (iii) against any action or agreement (other than the Acquisition Agreement or the transactions contemplated thereby) that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Offer, the Transaction, this Agreement or the other transactions contemplated by the Acquisition Agreement, including, but not limited to: (A) any extraordinary corporate transaction, such as a merger, amalgamation, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company and its subsidiaries, or a reorganization, recapitalization or liquidation of the Company or its subsidiaries; (C) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by the Purchaser or the Parent; (D) any material change in the present capitalization or dividend policy to the Company or any amendment of the Company's Articles of Incorporation; or
(E) any other material change in the Company's corporate structure or business. The Seller shall not enter into any agreement or understanding with any person or entity prior to the termination hereof to vote or give instructions after the termination hereof in any manner inconsistent with clauses (i),
(ii) or (iii) of the preceding sentence.



                                                  EXHIBIT 99(b)
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     (c)  Proxy.  THE SELLER HEREBY GRANTS TO, AND APPOINTS, THE
PARENT AND THE SECRETARY OF THE PARENT AND THE CHIEF FINANCIAL OFFICER OF THE PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF THE PARENT, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF THE PARENT, AND ANY OTHER DESIGNEE OF THE PARENT, EACH OF THEM INDIVIDUALLY, THE SELLER'S IRREVOCABLE PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN SECTION 1(B). THE SELLER INTENDS THIS PROXY TO BE IRREVOCABLE AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY HIM WITH RESPECT TO THE SHARES.

          2. Expiration. This Agreement, the Parent's right to vote the Shares covered hereby and the Seller's obligation to tender the Shares pursuant hereto shall terminate on the Expiration Date. As used herein, the term "Expiration Date" means the first to occur of (a) the Effective Time (as defined in the Acquisition Agreement), (b) termination of the Acquisition Agreement in accordance with its terms and (c) written notice of termination of this Agreement by the Parent to the Seller.

          3. Representation and Warranties. (a) Representation and Warranties of the Parent and the Purchaser. The Parent and the Purchaser, jointly and severally hereby represent and warrant to the Seller as follows:

          (i) Corporate Organization. The Parent is a coporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser is a corporation duly organized, validly existing and in good standing under the CBCA. Each of the Parent and the Purchaser has the requisite corporate power and authority and any necessary governmental authority to own,operate or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority and governmental approvals could not, individually or in the aggregate, reasonably be expected to prevent the consummation of the Offer, the Transaction or the other transactions contemplated by the Acquisition Agreement.

        (ii) Authority Relative to Agreement. Each of the Parent and the Purchaser has all necessary corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent and the Purchaser and the consummation by the Parent and the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all

                                                  EXHIBIT 99(b)
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necessary corporate action on the part of the Parent and the
Purchaser. This Agreement has been duly executed and delivered by each of the Parent and the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of each such corporation enforceable against such corporation in accordance with its terms.

      (iii) No Conflict. The execution, delivery and performance of this Agreement by the Parent and the Purchaser do not and will not: (A) conflict with or violate the respective certificates of incorporation or by-laws of the Parent or the Purchaser, as the case may be; (B)assuming that all consents, approvals and authorizations contemplated by Section 3.3(b)(i) of the Acquisition Agreement have been obtained and all filings described in such section have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Parent or the Purchaser or by which either of them or their respective properties or assets are bound or affected; or (C) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Parent or the Purchaser pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Parent or the Purchaser is a party or by which the Parent or the Purchaser or any of their respective properties or assets are bound or affected, except, in the case of clauses (B) and (C), for any such conflicts, violations, breaches, defaults or other occurrences which could not, individually or in the aggregate, reasonably be expected to prevent the consummation of the Offer, the Transaction or the other transactions contemplated by the Acquisition Agreement.

          (b)  Representations and Warranties of the Seller.  The
Seller hereby represents and warrants to the Parent and the Purchaser as follows:

     (i) Ownership of Shares. On the date hereof, the Existing Shares are owned of record or beneficially by the Seller and, on the date hereof, the Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by the Seller. The Seller has sole voting power and sole power of disposition with respect to all of the Existing Shares, with no restrictions, subject to applicable federal securities laws, on the Seller's rights of disposition pertaining thereto.



                                                  EXHIBIT 99(b)
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        (ii)  Power; Binding Agreement.  The Seller has the legal
capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Seller. The execution, delivery and performance of this Agreement by the Seller will not violate any other agreement to which the Seller is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Parent and the Purchaser, constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

      (iii) No Conflict. The execution, delivery and performance of this Agreement by the Seller do not and will not:
(A) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Seller or by which the Seller or its properties or assets are bound or affected; or (B) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Seller pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Seller is a party or by which the Seller or any of its properties or assets are bound or affected.

          4. Certain Covenants of the Seller. In accordance with the terms of this Agreement, the Seller hereby covenants and agrees as follows:

          (a) No Solicitation. The Seller shall not, while this Agreement is in effect, and shall not authorize or permit any investment banker, financial advisor, attorney, accountant or other representative retained by him to, solicit, encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal, or agree to or endorse any Takeover Proposal. If the Seller receives or becomes aware of a Takeover Proposal, then the Seller shall promptly inform the Parent of the terms and conditions of such proposal and the identity of the person making it. The Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations to which he is a party with any parties conducted heretofore with respect to any of the foregoing. Nothing in this Section 4(a) shall restrict

                                                  EXHIBIT 99(b)
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or impede any of the Seller's designees on the Company's Board of
Directors from taking any actions which they are permitted to take under the terms of the Acquisition Agreement in their capacity as directors.

      (b) Restriction on Transfer, Proxies and Non-Interference. The Seller hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for, the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Existing Shares or any Shares acquired after the date hereof, or any interest in any of the foregoing, (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or
(iii) take any action that would make any representation or warranty of the Seller contained herein untrue or incorrect or have the effect of preventing or disabling the Seller from performing its obligations under this Agreement.

          (c) Additional Shares. The Seller hereby agrees, while this Agreement is in effect, to promptly notify the Parent of the number of any new shares of Company Common Stock acquired by the Seller, if any, after the date hereof.

           5. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          6. Stop Transfer Order. In furtherance of this Agreement, concurrently herewith, the Seller shall and hereby does authorize the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Existing Shares (and that this Agreement places limits on the voting and transfer of such shares).

          7. Miscellaneous. (a) Entire Agreement; Assignment. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and (ii) shall not be assigned by operation of law or otherwise, provided that the Parent may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of the Parent, but no such assignment shall relieve

                                                  EXHIBIT 99(b)
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                                                  (7 of 9 )

the Parent of its obligations hereunder if such assignee does not perform such obligations.

        (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

         (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:
          If to the Seller:

               Warburg, Pincus Investors, L.P.
               466 Lexington Avenue, 11th Floor
               New York, New York 10017
               Attention: Stewart K.P. Gross

          with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attention: Eric L. Press, Esq.


          If to the Parent or
          the Purchaser:

               MCI Communications Corporation
               1801 Pennsylvania Avenue
               Washington, D.C.  20006
               Attention: John R. Worthington, Esq.
                          General Counsel

          with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
               Attention:  Philip T. Ruegger, III, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.


                                                  EXHIBIT 99(b)
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          (d)  Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (e) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (f) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same
Agreement.

          (g) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (h) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.













                                                  EXHIBIT 99(b)
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                                                  (9 of 9 )


          IN WITNESS WHEREOF, the Parent, the Purchaser and the
Seller have caused this Agreement to be duly executed as of the day and year first above writen.

                              MCI COMMUNICATIONS CORPORATION


                              By:/s/ Gerald H. Taylor
                                 Name:  Gerald H. Taylor
                                 Title: President and Chief
                                        Operating Officer


                              3183581 CANADA INC.


                              By:/s/ Gerald H. Taylor
                                 Name:  Gerald H. Taylor
                                 Title: President


                              WARBURG, PINCUS INVESTORS, L.P.

                              By: WARBURG, PINCUS & CO.,
                                  General Partner



                              By:/s/ Stewart K.P. Gross
                                 Name:  Stewart K.P. Gross
                                 Title: Partner


FOR PURPOSES OF SECTION 6 HEREOF,
ACKNOWLEDGED BY:

SHL SYSTEMHOUSE INC.



By:/s/ J.R. Oltman
   Name:  J.R. Oltman
   Title: Chairman and Chief
          Executive Officer


By:/s/ W.W. Linton
   Name:  W.W. Linton
   Title: Executive Vice President
          and Chief Financial Officer